UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

FORM 8-K

     CURRENT REPORT
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 7, 2012

DRYROCK FUNDING LLC

     (as Depositor of the Dryrock Issuance Trust
(Exact Name of Registrant as Specified in its Charter)

on behalf of
Dryrock Issuance Trust

Delaware (State or Other Jurisdiction of Incorporation or Organization)	333-182087-02 (Commission File Number)	45-5441359 (I.R.S. Employer Identification Number)

     100 S. West Street
Office 120
Wilmington, DE 19801
(302) 255-7073
 (Address, Including Zip Code, and Telephone Number,
Including Area Code, of each Registrant’s Principal Executive Offices)

N/A
(Former Name or Former Address, if Changed Since Last
Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	On November 16, 2012, Dryrock Issuance Trust expects to issue Asset Backed Notes, Series 2012-2.

A copy of the opinions of Orrick, Herrington & Sutcliffe LLP with respect to legality of the Notes and federal tax matters, together with related consents of Orrick, Herrington & Sutcliffe LLP to the incorporation by reference of such opinions as exhibits to the Registration Statement, are filed as Exhibits to this Report.

Item 9.01.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits: The following are filed as Exhibits to this Report:

Exhibit
Number

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality of the Notes.

8.1	Opinion of Orrick, Herrington & Sutcliffe LLP with respect to federal tax matters.

23.1	Consents of Orrick, Herrington & Sutcliffe LLP (included in its opinions filed as Exhibits 5.1 and 8.1).

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRYROCK FUNDING LLC,
as depositor of Dryrock Issuance Trust

By:	/s/ Yasser Rezvi

Name:	Yasser Rezvi
Title:	President

EXHIBIT INDEX

Exhibit 5.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality of the Notes.

Exhibit 8.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to federal tax matters.

Exhibit 23.1

Consents of Orrick, Herrington & Sutcliffe LLP (included in its opinions filed as Exhibits 5.1 and 8.1).